SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                                      December 23, 1998 (Items 2 and 7)
Date of report (Date of earliest event reported)      December 29, 1998 (Items 5 and 7)
                                                      ---------------------------------

                        Lund International Holdings, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-16319                  41-1568618
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


      911 Lund Boulevard, Anoka, MN                                  55303
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code          612.576.4200
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

THE FOLLOWING IS A SUMMARY OF THE DOCUMENTS DISCUSSED BELOW AND IS NOT INTENDED TO BE A COMPLETE DESCRIPTION OF SUCH DOCUMENTS OR THE TRANSACTIONS WHICH ARE THE
  SUBJECT OF SUCH DOCUMENTS. REFERENCE IS MADE TO ALL SUCH DOCUMENTS ATTACHED
   HERETO AS EXHIBITS FOR A COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS
                             OF ALL SUCH DOCUMENTS.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 23, 1998, Lund International Holdings, Inc. (the "Company") purchased all of the issued and outstanding capital stock (the "Shares") of Ventshade Holdings, Inc. ("Ventshade"), the parent company of Auto Ventshade Company ("AVS"), from the persons listed on Schedule A to the Stock Purchase Agreement, dated as of December 11, 1998 (the "Stock Purchase Agreement"), among Ventshade, the Persons listed on Schedule A to the Stock Purchase Agreement (the "Sellers"), the Company and New Holdings, Inc. ("New Holdings"), a wholly-owned subsidiary of the Company. The aggregate purchase price for the shares was $66,875,000.

         In part, the Company funded the acquisition of the Shares by entering into an Investment Agreement, dated December 22, 1998 (the "Investment Agreement"), with LIH Holdings III, LLC ("LIH III"), Massachusetts Mutual Life Insurance Company ("MMLIC"), MassMutual Corporate Investors ("MMCI"), MassMutual Participation Investors ("MMPI"), MassMutual Corporate Value Partners Limited ("MMCVPL"), Liberty Mutual Insurance Company ("Liberty") and BancBoston Capital Inc. ("BancBoston") (collectively, the " Investors"). Pursuant to the terms of the Investment Agreement, the Company sold to the Investors, via a private placement, an aggregate of 1,047,412 shares of the Company's common stock and 252,401.8 shares of the Company's Series B Preferred Stock (collectively, the "Purchased Shares"). The Series B Preferred Stock will be convertible into common stock or non-voting common stock, at the option of the holder, upon approval by the Company's stockholders of such conversion. The aggregate purchase price for the Purchased Shares was $25,000,000.

         The Company also funded part of the acquisition price of the Shares by entering into Amendment No. 2 to Credit Agreement (the "Second Credit Agreement"), dated December 23, 1998, with Heller Financial, Inc., as agent, and as lender. Also parties to the Second Credit Agreement were the following subsidiaries of the Company: Deflecta-Shield Corporation ("Deflecta"), Lund Industries, Incorporated ("Lund"), Belmor Autotron Corp. ("Autotron"), DFM Corp. ("DFM"), Lund Acquisition Corp., BAC Acquisition Co., Trailmaster Products, Inc., Delta III, Inc., AVS, New Holdings and Ventshade. The Second Credit Agreement amends the Credit Agreement previously entered into by certain of the parties listed above, dated February 27, 1998 and as amended through the date of the Second Credit Agreement (the "Credit Agreement"). Pursuant to the terms of the Second Credit Agreement, the Company expanded its lendings pursuant to the terms of the Credit Agreement to provide financing of up to $96,200,000 to fund the acquisition of the Shares and another contemplated acquisition that the Company may make. The Second Credit Agreement also makes certain modifications to covenants contained in the Credit Agreement.

         The Company funded the balance of the acquisition price of the Shares by entering into a Securities Purchase Agreement, dated December 23, 1998 (the "Securities Purchase Agreement"), with Deflecta, Lund, Autotron, DFM and AVS. Pursuant to the terms of the Securities Purchase Agreement, the Company, Lund, Deflecta, Autotron, DFM and AVS (collectively, the "Companies") issued to the Purchasers listed on Schedule 1 to the Securities Purchase Agreement (collectively, the "Purchasers") 12.5% Senior Subordinated Notes

(collectively, the "Notes"). Further, the Company issued to such Purchasers warrants to purchase 52,075 shares of the Company's Series B Preferred Stock at an exercise price of $.11 per share or, under certain circumstances (subject to adjustment in certain events, including the issuance of shares at less than fair market value, as defined), 520,749 shares of the Company's Common Stock (such Warrants and the Notes being collectively referred to herein as the "Securities"). The aggregate purchase price of the of the Securities sold pursuant to the terms of the Securities Purchase Agreement was $20,000,000. The Securities Purchase Agreement also provides for additional purchases of Securities by the Purchasers to fund another contemplated acquisition by the Company.

         Pursuant to the terms of the Securities Purchase Agreement, the Companies may, upon notice to the Purchasers, prepay all or any part of the Notes upon the concurrent payment of certain premiums, ranging up to 3%, of the principal amount so prepaid.

         As part of the transactions contemplated by the Securities Purchase Agreement and the Investment Agreement, the Company also entered into a Rights Agreement, dated December 22, 1998 (the "Rights Agreement"), with LIH Holdings, LLC, LIH Holdings II, LLC, LIH III (LIH Holdings, LLC, LIH Holdings II, LLC and LIH III being collectively referred to herein as the "LIH Entities"), BancBoston, Liberty, MMLIC, MMCVPL, MMCI, MMPI (MMLIC, MMCVPL, MMCI and MMPI being collectively referred to herein as the " MassMutual Entities") and National City Venture Corporation ("NCVC") (NCVC and the MassMutual Entities being collectively referred to herein as the "Mezzanine Entities"). Pursuant to the terms of the Rights Agreement, the Company provided each of the LIH Entities, BancBoston, Liberty, and the Mezzanine Entities certain demand and piggyback registration rights with respect to shares of the Company's common stock either currently owned or to be acquired by them in connection with future acquisitions made by the Company. The Rights Agreement further imposed certain restrictions on, and conditions to, transfers of equity securities of the Company owned by such investors.

         Finally, in connection with the transactions outlined above, the Company entered into a Second Amended and Restated Governance Agreement, dated December 22, 1998 (the "Second Governance Agreement"), with the LIH Entities. The Second Governance Agreement amends and restates the Governance Agreement previously entered into by and between the Company and LIH Holdings, LLC, as amended through the date of the Second Governance Agreement (the "Initial Governance Agreement"), to add LIH III as a party.

         The purpose of the Second Governance Agreement, among other things, is to put in place certain arrangements relating to the acquisition and disposition of the Company's securities by the

LIH Entities and to establish other provisions concerning the relationship between the Company and the LIH Entities. Subject to certain limitations contained in the Second Governance Agreement, it provides that the LIH Entities shall not, and that the LIH Entities will not permit any of their Associates or Affiliates (as defined in the Second Governance Agreement) to, beneficially own more than 3,306,792 shares of the Company's common stock (subject to adjustment). In addition, the Second Governance Agreement provides that, prior to its termination, the LIH Entities, and each Affiliate or Associate thereof which acquires shares of the Company's common stock pursuant to the terms of the Second Governance Agreement, will not transfer beneficial ownership of such shares to any other Affiliate or Associate unless such third party becomes a signatory to the Second Governance Agreement. The Second Governance Agreement contains substantially similar terms as the Initial Governance Agreement respecting the composition of the Company's Board of Directors and the voting rights of the LIH Entities in the event of certain proposed corporate transactions.

ITEM 5.  OTHER EVENTS.

         On December 29, 1998, Lund entered into an Escrow Agreement (the "Escrow Agreement") with U.S. Bank Trust National Association ("U.S. Bank") relating to the Industrial Development Revenue Bonds (Lund Industries Incorporated Project) Series 1994, of the City of Anoka, Minnesota (the "Bonds"). The City of Anoka, Minnesota ("Anoka") had previously issued $5,450,000 aggregate principal amount of the Bonds pursuant to an Indenture of Trust, dated September 1, 1994 (the "Indenture"), between Anoka and U.S. Bank for the purpose of acquiring, constructing and equipping a manufacturing facility owned by Lund. The purpose of the Escrow Agreement is to provide for defeasance of the Bonds.

         Pursuant to the terms of the Escrow Agreement, Lund directed U.S. Bank, as Trustee under the Indenture, to transfer $729,486.53 on deposit in the funds and accounts created under the Indenture to an Escrow Fund created by the Escrow Agreement. Pursuant to the terms of the Escrow Agreement, Lund additionally delivered $3,181,560.03 of other funds to U.S. Bank for deposit to such Escrow Fund, all of which funds are to be invested in Treasury Securities (T-Notes) issued by the Government of the United States (the "Escrowed Obligations"). The Escrowed Obligations shall be used to pay in full debt service (including interest and, at maturity, principal) on the Bonds on each September 1 and March 1, from March 1, 1999 to and including September 1, 2004, the stated maturity date of the Bonds. Pursuant to the terms of the Escrow Agreement, the Guaranty from Lund International Holdings, Inc. to U.S. Bank pursuant to the terms of the Guaranty Agreement, dated September 1, 1994, shall remain in effect until January 14, 2000, the date which is one year plus 15 days after the Bonds shall have been paid or for which payment provisions have been made. In connection with the Escrow Agreement, Lund also entered into a Cancellation and Discharge of Indenture and Termination of Loan Agreement with U.S. Bank, pursuant to which the Indenture and the Loan Agreement, dated September 1, 1994, between Lund and Anoka, were terminated, including the elimination of certain covenants on the part of Lund which were contained in those documents.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

          10.1 Stock Purchase Agreement, dated December 11, 1998, by and among Ventshade Holdings, Inc., the Persons listed on Schedule A to the Agreement, Lund International Holdings, Inc. and New Holdings, Inc.

          10.2 Investment Agreement, dated December 22, 1998 (the "Investment Agreement"), among LIH Holdings III, LLC, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited, Liberty Mutual Insurance Company, BancBoston Capital Inc. and Lund International Holdings, Inc.

          10.3 Amendment No. 2 to Credit Agreement, dated December 23, 1998, among Lund International Holdings, Inc., Deflecta-Shield Corporation, Lund Industries, Incorporated, Belmor Autotron Corp., DFM Corp., Lund Acquisition Corp., BAC Acquisition Co., Trailmaster Products, Inc., Delta III, Inc., Auto Ventshade Company, New Holdings, Inc. Ventshade Holdings, Inc. and Heller Financial, Inc.

          10.4 Securities Purchase Agreement, dated December 23, 1998, among Deflecta-Shield Corporation, Lund Industries, Incorporated, Belmor Autotron Corp., DFM Corp. and Auto Ventshade Company

          10.5 Rights Agreement, dated December 22, 1998, with LIH Holdings, LLC, LIH Holdings II, LLC, LIH Holdings III, LLC, BancBoston Capital Inc., Liberty Mutual Insurance Company, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Value Partners Limited, MassMutual Corporate Investors, MassMutual Participation Investors and National City Venture Corporation

          10.6 Second Amended and Restated Governance Agreement, dated December 22, 1998 among Lund International Holdings, Inc., LIH Holdings, LLC, LIH Holdings II, LLC and LIH Holdings III, LLC

          10.7 Escrow Agreement, dated December 29, 1998, by and between U.S. Bank Trust National Association and Lund Industries, Incorporated

          10.8 Cancellation and Discharge of Indenture and Termination of Loan Agreement, dated December 29, 1998, executed and issued by U.S. Bank Trust National Association

          10.9 Form of Promissory Note issued pursuant to the Securities Purchase Agreement

          10.10 Form of Warrant issued pursuant to the Securities Purchase Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LUND INTERNATIONAL HOLDINGS, INC.




Date:  January 6, 1999                         By       /s/ Ronald C. Fox
                                                            Ronald C. Fox
                                               Its      Chief Financial Officer

                                  EXHIBIT INDEX

          10.1 Stock Purchase Agreement, dated December 11, 1998, by and among Ventshade Holdings, Inc., the Persons listed on Schedule A to the Agreement, Lund International Holdings, Inc. and New Holdings, Inc.

          10.2 Investment Agreement, dated December 22, 1998 (the "Investment Agreement"), among LIH Holdings III, LLC, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited, Liberty Mutual Insurance Company, BancBoston Capital Inc. and Lund International Holdings, Inc.

          10.3 Amendment No. 2 to Credit Agreement, dated December 23, 1998, among Lund International Holdings, Inc., Deflecta-Shield Corporation, Lund Industries, Incorporated, Belmor Autotron Corp., DFM Corp., Lund Acquisition Corp., BAC Acquisition Co., Trailmaster Products, Inc., Delta III, Inc., Auto Ventshade Company, New Holdings, Inc. Ventshade Holdings, Inc. and Heller Financial, Inc.

          10.4 Securities Purchase Agreement, dated December 23, 1998, among Deflecta-Shield Corporation, Lund Industries, Incorporated, Belmor Autotron Corp., DFM Corp. and Auto Ventshade Company

          10.5 Rights Agreement, dated December 22, 1998, with LIH Holdings, LLC, LIH Holdings II, LLC, LIH Holdings III, LLC, BancBoston Capital Inc., Liberty Mutual Insurance Company, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Value Partners Limited, MassMutual Corporate Investors, MassMutual Participation Investors and National City Venture Corporation

          10.6 Second Amended and Restated Governance Agreement, dated December 22, 1998 among Lund International Holdings, Inc., LIH Holdings, LLC, LIH Holdings II, LLC and LIH Holdings III, LLC

          10.7 Escrow Agreement, dated December 29, 1998, by and between U.S. Bank Trust National Association and Lund Industries, Incorporated

          10.8 Cancellation and Discharge of Indenture and Termination of Loan Agreement, dated December 29, 1998, executed and issued by U.S. Bank Trust National Association

          10.9 Form of Promissory Note issued pursuant to the Securities Purchase Agreement

          10.10 Form of Warrant issued pursuant to the Securities Purchase Agreement